# 购销合同

签订日期：2008 年 1 月 8 日

供方：三明华健生物工程有限公司

需方：上海朝翔生物技术有限公司

1．本合同是依照《中华人民共和国合同法》订立的，经双方签字盖章后，即发生法律效力，双方必须严格履行。

2．合同条款：

①签订双方商妥订货产品产品名称的规格、质量、数量、单价、总值、交货付款等详如附表。

| 产品名称 | 规格 | 单位 | 预计年销售量 |
|---|---|---|---|
| 茄尼醇 | 75% | kg | 1700 |
| 茄尼醇 | 90% | kg | 15000 |

②产品及原材料检验方法：75%和 90%茄尼醇产品均采用高效液相色谱方法检测含量，75%茄尼醇含量波动在 5 个百分点内，90%茄尼醇含量波动在 3 百分点内。供方应严格执行合同规定的质量标准，保证商品质量。

③产品价格规定：按市场价格调整，随行就市；

④产品的包装方法及费用负担：外包装采用纸桶或纸箱，附产品说明、含量、净重等，内包装采用密封塑料袋或锡纸包装，包装费用由供方承担。需方对商品包装有特殊要求，增加的包装费用，由需方负担。

⑤产品交货方法及费用负担：运到需方指定地点，运输由供方代办，费用由需方承担。

⑥货款及费用等结算方法；需方收到货后，30 天内向供方支付货款。

3．经济责任：

（1）供方如未能履行合同，须负下列责任：

①产品品种、规格、质量不符合同规定：需方同意使用的，按质论价，退货贬值总值价款，不能使用的，应负责保退、保换。由于延误交货时间，每天应偿付需方千分之一的罚款。

②产品数量不符合规定：少交需方仍有需要的照数补交；因延期而不要的，可以退货，并承担因此而造成的损失；不能交货的，应偿付需方以不能交货的货款总值的百分之二十的罚金。

③产品包装不符合同规定：应负责重新包装，并承担支付的费用；需方不要求重新包装，应偿付不符合同规定包装价值的千分之五的罚金。

（2）需方未能履行合同时，须负以下责任：

①中途变更产品品种、规格、标准或包装的规格，应偿付变更部分货款总值百分之一罚金。

②中途退货，由双方根据实际情况商定，同意退货的偿付退货部分货款总值千分之五的罚金。

③未按规定的时间和要求提交产品，除交货日期得以顺延外，应偿付顺延交货产品总值每日千分之一的罚金；不能提供时，视同中途退货处理。

④自提产品未按规定日期提货，每延期一天，应偿付供方以延期提货部分货款总额千分之一罚金。

⑤实行送货或代运的产品拒绝接货，应承担由此而造成的损失和运输费用及罚金。

（3）产品价格：如需要调整，必须经双方协商方能变更。

（4）任何一方要求全部或部分解除合同，必须提出充分理由，经双方协商，并报请鉴证机关备案。

（5）如因生产原料、生产设备、生产工艺或市场发生重大变化，需要变更产品品种、花色、规格、质量、包装时，应提前 10 天与对方协商修订调整，并报鉴证机关备案，任何一方不得擅自变更合同。一方变更合同，对方有权拒绝收购，因此而不能执行合同应偿付对方千分之一的罚金。

（6）确因自然灾害等原因，影响执行合同或延期交货，需提前 10 天通知对方，经有关机构证明，可酌情减免罚金。

4．执行合同中，发生争议和纠纷，签约双方协商不成，均可向法院提出诉讼。向仲裁机关申请仲裁（两者选一）。

5．本合同及附件一式两份，供需双方各执正本一份。

6．合同期限：从签订之日起至 2008 年 12 月 31 日终止。

供方单位：三明华健生物工程有限公司
法定代表人签字：
地址：福建省三明市三元区吉口工业开发区
电话：0598-8523617、0591-87549737
开户行：中国农业银行三明市三元支行
账号： 13-830101040006233

需方单位：上海[illegible]生物技术有限公司
法定代表人签字：
地址：上海松江高新科技园区
电话：021-57776366
开户行：中国银行上海松江支行
账号：04940083500927370809100l